UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  February 28, 2013

Item 1. Report to Stockholders.

TWICE
IS NICE
LIPPER AWARD
TWO YEARS IN A ROW
VILLERE

Villere Balanced Fund
Semi-Annual Report	February 28, 2013

WHEN IT COMES TO LIPPER AWARDS, TWICE IS NICE.

For the second year in a row, the Villere Balanced Fund (VILLX) wins two 2013 Lipper Fund Awards for Best Mixed-Asset Target Allocation Growth Fund.
The 2013 recognition was based on the fund’s highest consistent risk-adjusted return over three and five years as of 11/30/12 among 151 & 144 funds respectively.
The 2012 recognition was based on the fund’s highest consistent risk-adjusted return over three and five years as of 11/30/11 among 139 and 134 funds, respectively.

For more than 100 years, Villere & Co. has demonstrated stability and strength. Working on behalf of high-net-worth individuals and not-for-profit organizations, Villere uses diligent decision making to identify value-priced stocks positioned for long-term growth.

Find out more and read national media coverage at villere.com.

Each Lipper average represents a universe of Funds with similar investment objectives.  Rankings for the periods shown are based on Fund total returns, dividends and distributions reinvested and do not reflect sales charges.

A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three, five or ten-year period.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper.  Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper.  Any use of the data for analyzing, managing, or trading financial instruments is at the user’s own risk.  This is not an offer to buy or sell securities.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

The Lipper Fund Awards are part of the Thomson Reuters Awards for Excellence, a global family of awards that celebrate exceptional performance throughout the professional investment community.  The Thomson Reuters Awards for Excellence recognize the world’s top funds, fund management firms, sell-side firms, research analysts and investor relations teams.  The Thomson Reuters Awards for Excellence also include the Extel Survey Awards, the StarMine Analyst Awards, and the StarMine Broker Rankings.  For more information, please contact markets.awards@thomsonreuters.com or visit excellence.thomsonreuters.com

Villere Balanced Fund

Table of Contents

A Message to Our Shareholders	2

Sector Allocation	6

Expense Example	7

Schedule of Investments	8

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	16

Additional Information	24

Villere Balanced Fund

April 2, 2013

To Our Fellow Shareholders:

As of February 28, 2013, the Villere Balanced Fund had a one-year return of 14.10% that compares to the S&P 500 Index® return of 13.46% and our comparable benchmark, the Lipper Balanced Index, of just 8.42%.  Our five-year return is 10.77% annualized that compares to the S&P 500, which returned only 4.94% annualized and the Lipper Balanced Index that rose 4.47% annually.  Our cumulative return since inception (September 30, 1999) is 205.57% (8.68% on an annualized basis) that compares to the S&P 500 Index® that increased 51.74% (3.16% annualized).  Our fund also outperformed the Lipper Balanced Index, which returned 83.99% (4.65% annualized).

					Since
Average Annual Total Returns					Inception
for Period Ending 2/28/13	6 Mos.	1 Year	5 Years	10 Years	9/30/99
Villere Balanced Fund	8.74%	14.10%	10.77%	10.21%	8.68%
Barclays Capital Intermediate
Government/Credit
Bond Index	0.70%	3.01%	4.58%	4.49%	5.59%
Lipper Balanced Funds Index	6.46%	8.42%	4.47%	7.10%	4.65%
S&P 500 Index®	8.95%	13.46%	4.94%	8.24%	3.16%

The Fund's gross expense ratio is 1.00%.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

We are excited about our fund’s performance, which according to Bloomberg, ranked our fund #5 of 192 hybrid funds for the 1-year ended February 28, 2013, #1 of 163 hybrid funds for the 5-year, and #3 of 112 hybrid funds for the decade.  We know that past performance is not indicative of future results, which is why we continually work to uncover tomorrow’s winners.

We positioned our fund to focus on offense rather than defense which has bolstered returns in this past period.  We have bought high quality growth stocks that dominate their niche, have a low price to earnings ratio relative to their growth potential, and carry low debt. Strong free cash flow is also important as it enables companies to buy back stock, make acquisitions or increase dividends.  As you know, we seek “diamonds in the rough” which we define as unknown companies that we think are true gems, but are often too small for

Villere Balanced Fund

Wall Street research firms to cover.  We believe there are many inefficiencies in this arena.  Buying them early should be rewarding for our shareholders.

The bull market, which began with the dreadful market lows of March of 2009 when the S&P 500® touched 667, is now about four years old.  We were as concerned then as any of our investors but spent our time proactively reviewing our holdings, rather than worrying, and went on the road and visited our portfolio companies.  We tried to differentiate a company from a stock and felt that the low valuations offered a very favorable risk vs. reward.  We believed we were buying companies that had little financial risk due to what we perceive as their stable balance sheets and that they held comfortable market niches where money could continue to be made.

Our performance over the past year was assisted by Visa, Inc. that gained 36% as well as some smaller companies including 3D Systems Corp. that appreciated 144%, Pool Corp. up 28%, NIC, Inc. up 55%, Euronet Worldwide, Inc. up 37%, Flower’s Foods, Inc. up 46%, and Conn’s, Inc. up 20% from where we purchased it in early December 2012.

Conn’s, Inc. is a specialty retailer of furniture, bedding, and higher-end electronics with just 68 stores.  About 90% of those are in Texas where Conn’s began 75 years ago.  They appear to be transitioning to a growth stock and will be adding 10-12 stores in 2014 and can expand to 250 stores in contiguous states such as Louisiana, Arkansas, New Mexico, and later; Arizona.  We met with CEO Theo Wright to tour one of their stores in Houston.  The margins are extremely strong in every product category which begs the question of why anyone would buy an appliance from Conn’s rather than Sears or Best Buy.  The answer is that only Conn’s. will extend credit to the buyer.  They are very selective regarding their customers and utilize an in-house credit plan accepting only those with credit scores between 550 and 650 (average now is 611).  We feel this gives Conn’s a balance between risk and reward similar to the way we build our bond ladders.  Customers on the low-end of that range or high-end still get credit, but Conn’s turns them over to a third party.  Estimated earnings growth for 2014 has been moved up from $2.12 to a range of $2.40 to $2.50.  It is rare to find a retailer where square footage growth is increasing, same store revenues are increasing, and return on invested capital is increasing.

We also purchased Ingredion, Inc. (previously named Corn Products) in May of 2012.  Ingredion, Inc. has appreciated 31% from our initial purchase through today’s writing.  They sell ingredients to household names such as Coke/Pepsi, InBev/Coors, Nestle/General Mills, Colgate/Procter & Gamble.  Corn, their principal raw material, has been very expensive.  This allowed us

Villere Balanced Fund

to buy this dominant company at, what we believe to be, a reasonable price.  We believe that the cure for high prices is high prices and now farmers will plant more corn to take advantage adding to supply and pushing prices back down.  In fact, the USDA is expecting 96-97,000 acres to be planted this crop season.  The company has $600 million in cash and should generate $400 million in free cash this year.  This allowed them to boost the payout ratio and the 1.6% dividend yield may be increasing.  One more tailwind to the story is the World Cup in Brazil, a market that represents 14% of their revenue.  We believe this will boost sales as many of their products will be consumed during that event.

We sold our position in The JM Smucker Co.  This was a profitable investment as it grew over 60% in past 26 months.  We admire the company for their dominant brands including Jif Peanut Butter, Hungry Jack® biscuits, and Folgers® Coffee, but the valuation eclipses our optimism.  We believe this company should trade at 15-16 times earnings but currently trades at 18 times 2013 calendar operating earnings of $5.53.  We still like the healthy 2.1% dividend yield, but believe that the stock will stay at this level for the foreseeable future until the earnings increase.  Since, in our opinion, this is such a well-run company, it may reappear in our portfolio when we believe the valuation is again reasonable.

We have stood by our Fund’s objective in seeking long-term capital growth.  We believe that in this turbulent market a balanced fund is the investment vehicle of choice as it offers the potential stability of fixed income, and the opportunity for growth in equities.  Our fund concentrates our positions in fewer equities so our performance will likely be more volatile than our peers, but we expect higher performance (as should our investors).  While many funds own a much larger number of stocks seeking diversification, we only buy our best ideas in the belief that such a focus will result in stronger appreciation in the overall portfolio.

In conclusion, we are confident that our style of conducting extensive research on each company will allow us to succeed.  We continue to invest in companies that we feel have excellent managements and strong earning power, whose potential is yet to be recognized by the investing public.

We have experienced unprecedented growth in assets from 2010, 2011, 2012 to 2013 from $50.6 million to $86.4 million to $217.9 million to $449.0 million, respectively.  We believe this shows tremendous confidence in our existing customer base, but to all of the advisors doing due diligence and scouring the planet for mutual funds.

Villere Balanced Fund

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds in the Lipper category.  The indices are unmanaged and returns include reinvested dividends.  The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of the United States dollar-denominated United States Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years.  You cannot invest directly in an index.

Bloomberg Rankings are derived from the returns of the funds.  A fund’s return number is generated as simple price appreciation, plus any dividends paid out by the funds.  Returns are then compared to all other funds on the system within the US (those listed on NASDAQ) and to those funds that share the same objective within the US.  Past performance is not indicative of future results.

Price to Earnings Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.  It represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC.

Villere Balanced Fund

SECTOR ALLOCATION at February 28, 2013 (Unaudited)

Sector Allocation	Percent of Net Assets

Finance & Insurance	20.4%
Money Market Funds	13.9%
General Manufacturing	11.5%
Computer & Electronic Products	10.9%
Food Manufacturing	9.2%
Professional, Scientific & Technical Services	8.2%
Mining	6.9%
Retail Trade	6.1%
Transportation & Warehousing	5.3%
Information	3.4%
Beverage & Tobacco Products	2.8%
Chemical Manufacturing	2.5%
Utilities	0.7%
Real Estate, Rental & Leasing	0.2%
Liabilities in Excess of Other Assets	(2.0%)
Total	100.0%

EXPENSE EXAMPLE For the Six Months Ended February 28, 2013 (Unaudited)

As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/12 – 2/28/13).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended February 28, 2013 (Unaudited) (Continued)

the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 9/1/12	Value 2/28/13	9/1/12 – 2/28/13*

Actual	$1,000	$1,087	$4.76
Hypothetical (5% annual
return before expenses)	$1,000	$1,020	$4.61

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.92% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2013 (Unaudited)

Shares		Value

COMMON STOCKS: 60.2%

Aerospace Products
& Services: 2.9%
246,400	BE Aerospace,
	Inc.*	$12,963,104
Computer &
Electronic Products: 7.7%
22,130	Apple, Inc.	9,768,182
1,879,624	ION Geophysical
	Corp.*	12,480,703
172,100	Varian Medical
	Systems, Inc.*	12,155,423
		34,404,308
Credit Intermediation: 4.9%
364,512	Euronet
	Worldwide, Inc.*	8,799,320
82,000	Visa, Inc.	13,008,480
		21,807,800

Electronics &
Appliance Stores: 2.9%
406,066	Conn’s, Inc.*	13,010,354

Food Manufacturing: 7.6%
439,500	Flowers
	Foods, Inc.	12,385,110
134,100	Ingredion, Inc.	8,877,420
470,000	Mondelez
	International, Inc.	12,995,500
		34,258,030
Furniture
Manufacturing: 1.9%
280,500	Leggett &
	Platt, Inc.	8,577,690

Information Services: 2.0%
513,086	NIC, Inc.	9,091,884

Insurance Carriers: 5.6%
281,700	Endurance
	Specialty
	Holdings Ltd.	12,406,068
221,600	Express Scripts
	Holding Co.*	12,611,256

		25,017,324
Machinery: 4.1%
504,483	3D Systems
	Corp.*	18,645,692

Oil & Gas Extraction: 5.3%
294,100	Northern Oil
	& Gas, Inc.*	4,032,111
357,000	Oasis
	Petroleum, Inc.*	13,101,900
1,143,000	SandRidge
	Energy, Inc.*	6,515,100
		23,649,111
Professional, Scientific &
Technical Services: 7.8%
771,000	Constant
	Contact, Inc.*	10,894,230
921,489	EPIQ Systems,
	Inc.1	11,463,323
746,100	Luminex Corp.*1	12,594,168
		34,951,721

Retail: 2.6%
307,900	Sotheby’s	11,771,017

Sporting & Recreation
Goods: 2.0%
192,800	Pool Corp.	8,814,816

Water Transportation: 2.9%
366,100	Carnival Corp.	13,095,397
TOTAL COMMON STOCKS
(Cost $229,899,987)		270,058,248

CONVERTIBLE
PREFERRED STOCK: 2.3%
Credit Intermediation: 2.3%
8,630	Bank of
	America Corp.	10,356,000

TOTAL CONVERTIBLE
PREFERRED STOCK
(Cost $8,325,450)		10,356,000

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2013 (Unaudited) (Continued)

Principal
Amount		Value

CORPORATE BONDS: 25.6%

Aerospace Products &
Services: 0.5%
	BE Aerospace, Inc.,
$2,000,000	5.250%, 4/1/22	$2,085,000

Air Transportation: 0.2%
	The Boeing Co.,
1,000,000	3.750%, 11/20/16	1,097,056

Beverage & Tobacco
Products: 2.8%
	Altria Group, Inc.,
5,000,000	2.850%, 8/9/22	4,913,295
	Anheuser-Busch
	InBev Financial,
	Inc.,
4,000,000	0.800%, 1/15/16	4,005,304
	The Coca-Cola Co.,
1,500,000	0.750%, 11/15/13	1,504,856
	Pepsico, Inc.,
2,000,000	3.125%, 11/1/20	2,135,038
		12,558,493

Building Material, Garden
& Supplies Dealers: 0.5%
	The Home
	Depot, Inc.,
2,000,000	5.400%, 3/1/16	2,272,898

Chemical
Manufacturing: 2.5%
	AbbVie, Inc.,
5,000,000	1.750%, 11/6/172	5,068,135
	GlaxoSmithKline
	PLC,
4,000,000	1.500%, 5/8/17	4,063,944
	McKesson Corp.,
1,000,000	4.750%, 3/1/21	1,161,000
	Pfizer, Inc.,
700,000	6.200%, 3/15/19	882,166
		11,175,245

Computer & Electronic
Products: 3.2%
	Dell Computer
	Corp.,
5,000,000	7.100%, 4/15/28	5,086,300
	Dell, Inc.,
4,000,000	2.100%, 4/1/14	4,031,256
	Hewlett-
	Packard Co.,
500,000	3.750%, 12/1/20	489,673
	Intel Corp.,
5,000,000	2.700%, 12/15/22	4,951,865
		14,559,094

Commercial Finance: 0.3%
	General Electric
	Capital Corp.,
775,000	4.375%, 9/16/20	868,920
	John Deere
	Capital Corp.,
500,000	2.250%, 4/17/19	519,460
		1,388,380

Credit Intermediation: 5.7%
	Bank America
	Corp.,
4,750,000	1.250%, 1/11/16	4,738,990
	BB&T Corp.,
1,000,000	4.900%, 6/30/17	1,124,393
2,175,000	1.45%, 1/12/18	2,183,282
	JPMorgan
	Chase & Co.,
500,000	4.875%, 3/15/14	521,429
8,000,000	1.800%, 1/25/18	8,211,529
	Royal Bank
	Of Canada,
2,000,000	1.500%, 1/16/18	2,017,178
	Sumitomo Mitsui
	Banking Corp.,
4,000,000	0.900%, 1/18/16	3,995,132
	Whitney
	National Bank,
2,650,000	5.875%, 4/1/17	2,868,490
		25,660,423

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2013 (Unaudited) (Continued)

Principal
Amount		Value

CORPORATE BONDS: 25.6%
(Continued)

Food Manufacturing: 1.6%
	Campbell
	Soup Co.,
$3,545,000	2.500%, 8/2/22	$3,385,681
	Kellogg Co.,
2,000,000	3.250%, 5/21/18	2,171,956
	Kraft Foods, Inc.,
877,000	5.250%, 10/1/13	980,382
523,000	5.375%, 2/10/202	625,366
		7,163,385

Furniture
Manufacturing: 0.6%
	Leggett &
	Platt, Inc.,
2,470,000	3.400%, 8/15/22	2,564,042

General
Merchandising: 0.1%
	Wal-Mart
	Stores, Inc.,
500,000	3.250%, 10/25/20	539,901

Insurance Carriers: 0.9%
	AFLAC, Inc.,
2,000,000	4.000%, 2/15/22	2,145,622
	New York Life
	Global Funding,
2,000,000	4.600%, 4/15/132	2,009,648
		4,155,270

Motion Picture &
Entertainment: 0.1%
	Viacom, Inc.,
500,000	3.500%, 4/1/17	539,212

Oil & Gas: 0.5%
	Shell International
	Finance Corp.,
1,000,000	1.875%, 3/25/13	1,000,876
	Stone Energy
	Corp.,
1,145,000	8.625%, 2/1/17	1,239,462
		2,240,338

Oil & Gas Extraction: 1.1%
	Occidental
	Petroleum Corp.,
4,000,000	2.700%, 2/15/23	4,043,376
	Sandridge
	Energy, Inc.,
1,000,000	7.500%, 3/15/21	1,050,000
		5,093,376

Professional, Scientific &
Technical Services: 0.4%
	Equifax, Inc.,
1,995,000	3.300%, 12/15/22	1,960,024

Rail Transportation: 1.4%
	Norfolk
	Southern Corp.,
6,225,000	3.000%, 4/1/22	6,374,226

Rental & Leasing
Services: 0.2%
	International Lease
	Finance Corp.,
1,000,000	5.875%, 5/1/13	1,007,750

Securities & Financial
Services: 0.7%
	Goldman Sachs
	Group, Inc.,
2,500,000	5.250%, 7/27/21	2,861,494
	Merrill Lynch &
	Co., Inc.,
250,000	6.875%, 11/15/18	305,077
		3,166,571

Telecommunications: 1.3%
	AT&T, Inc.,
2,000,000	1.600%, 2/15/17	2,026,314
	Vodafone
	Group PLC,
3,150,000	4.375%, 3/16/21	3,604,387
		5,630,701

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2013 (Unaudited) (Continued)

Principal
Amount		Value

CORPORATE BONDS: 25.6%
(Continued)

Transportation
Equipment: 0.3%
	Lockheed
	Martin Corp.,
$1,000,000	4.250%, 11/15/19	$1,128,461

Utilities: 0.7%
	Duke Energy Corp.,
2,800,000	2.150%, 11/15/16	2,898,602

TOTAL CORPORATE
BONDS
(Cost $112,361,302)		115,258,448

Shares

SHORT-TERM INVESTMENTS: 13.9%

Money Market Funds: 13.9%
	Federated Treasury
	Obligation Fund –
	Trust Shares,
12,436,661	0.010%3	12,436,661
	Fidelity Money
	Market Portfolio –
	Select Class,
12,399,829	0.080%3	12,399,829

	Invesco Short-Term
	Treasury
	Portfolio –
	Institutional
37,459,060	Class, 0.00%3,4	37,459,060
		62,295,550

TOTAL SHORT-TERM
INVESTMENTS
(Cost $62,295,550)		62,295,550

TOTAL INVESTMENTS
IN SECURITIES: 102.0%
(Cost $412,882,289)		457,968,246
Liabilities in Excess
of Other Assets: (2.0)%		(8,984,096)

TOTAL NET
ASSETS: 100.0%		$448,984,150

*	Non-income producing security.
1	A portion of this security is considered illiquid. See Note 2 in Notes to Financial Statements.
2
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended.  These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. At February 28, 2013, the value of this security amounts to $7,703,149 or 1.7% of net assets.

3	Seven-day yield as of February 28, 2013.
4	Less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2013 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $412,882,289)	$457,968,246
Receivables:
Fund shares sold	4,157,684
Dividends and interest	1,131,858
Prepaid expenses	32,155
Total assets	463,289,943

LIABILITIES
Payables:
Investment securities purchased	13,535,367
Fund shares redeemed	432,044
Investment advisory fees	246,313
Administration fees	48,765
Trustee fees	2,664
Fund accounting fees	8,751
Transfer agent fees	4,528
Chief Compliance Officer fees	1,290
Other accrued expenses	26,071
Total liabilities	14,305,793
NET ASSETS	$448,984,150

COMPONENTS OF NET ASSETS
Paid-in capital	$397,613,870
Undistributed net investment income	182,645
Undistributed net realized gain on investments	6,101,678
Net unrealized appreciation on investments	45,085,957
Net assets	$448,984,150

Net asset value (unlimited shares authorized)	$448,984,150
Shares of beneficial interest issued and outstanding	20,677,883
Net asset value, offering and redemption
price per share	$21.71

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Six-Months Ended February 28, 2013 (Unaudited)

INVESTMENT INCOME
Interest	$1,081,546
Dividends	1,360,790
Total investment income	2,442,336

EXPENSES
Investment advisory fees	1,104,805
Administration fees	123,191
Fund accounting fees	31,425
Registration fees	23,769
Transfer agent fees	19,760
Custody fees	15,361
Reports to shareholders	11,059
Miscellaneous expense	10,859
Audit fees	10,390
Trustee fees	4,069
Chief Compliance Officer fees	3,788
Legal fees	2,260
Insurance expense	595
Total expenses	1,361,331
Net investment income	1,081,005

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	6,810,555
Change in net unrealized appreciation on investments	14,679,381
Net realized and unrealized gain on investments	21,489,936
Net increase in net assets resulting from operations	$22,570,941

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,081,005	$947,558
Net realized gain on investments	6,810,555	3,770,625
Change in net unrealized appreciation
on investments	14,679,381	18,877,152
Net increase in net assets
resulting from operations	22,570,941	23,595,335

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,599,547)	(797,786)
From net realized gain	(4,341,351)	(2,352,480)
Total distributions to shareholders	(5,940,898)	(3,150,266)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	214,481,175	111,005,036
Total increase in net assets	231,111,218	131,450,105

NET ASSETS
Beginning of period/year	217,872,932	86,422,827
End of period/year	$448,984,150	$217,872,932
Undistributed net investment income	$182,645	$701,187

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	February 28, 2013		Year Ended
	(Unaudited)		August 31, 2012
	Shares	Value	Shares	Value
Shares sold	11,695,575	$249,807,033	7,947,145	$152,391,847
Shares issued in
reinvestment of
distributions	274,646	5,638,495	176,211	3,076,638
Shares
redeemed	(1,960,620)	(40,964,353)	(2,312,071)	(44,463,449)
Net increase	10,009,601	$214,481,175	5,811,285	$111,005,036

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	February 28,		Year Ended August 31,
	2013#		2012	2011	2010	2009	2008
Net asset value,
beginning of period/year	$20.42		$17.79	$13.41	$12.66	$14.21	$16.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.08	0.10	0.19	0.16	0.17
Net realized and unrealized
gain (loss) on investments	1.68		3.07	4.46	0.72	(1.42)	(1.65)
Total from
investment operations	1.76		3.15	4.56	0.91	(1.26)	(1.48)

LESS DISTRIBUTIONS:
From net
investment income	(0.13)		(0.13)	(0.18)	(0.16)	(0.12)	(0.26)
From net realized gain	(0.34)		(0.39)	—	—	(0.17)	(0.56)
Total distributions	(0.47)		(0.52)	(0.18)	(0.16)	(0.29)	(0.82)
Net asset value,
end of period/year	$21.71		$20.42	$17.79	$13.41	$12.66	$14.21

Total return	8.74	%^	18.25%	34.10%	7.16%	(8.53)%	(9.28)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$449.0		$217.9	$86.4	$50.6	$48.6	$53.4
Portfolio turnover rate	12	%^	17%	40%	27%	39%	21%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.92	%+	1.00%	1.11%	1.17%	1.28%	1.19%
After fees absorbed
or recouped	0.92	%+	1.00%	1.11%	1.17%	1.28%	1.19%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.73	%+	0.68%	0.76%	1.31%	1.42%	1.10%
After fees absorbed
or recouped	0.73	%+	0.68%	0.76%	1.31%	1.42%	1.10%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and the asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2013 (Unaudited) (Continued)

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  At February 28, 2013, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. Generally Accepted Accounting Principles (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2013 (Unaudited) (Continued)

characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2013. See the Schedule of Investments for industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$270,058,248	$—	$—	$270,058,248
Convertible
Preferred Stock	10,356,000	—	—	10,356,000
Corporate Bonds	—	115,258,448	—	115,258,448
Short-Term
Investments	62,295,550	—	—	62,295,550
Total Investments
in Securities	$342,709,798	$115,258,448	$—	$457,968,246

There were no transfers made into or out of Level 1, 2 or 3 during the six months ended February 28, 2013.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2013 (Unaudited) (Continued)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2013 (Unaudited) (Continued)

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At February 28, 2013, the Villere Balanced Fund had investments in illiquid securities with a total value of $24,057,491 or 5.4% of total net assets.

Security	Shares	Dates Acquired	Cost Basis
EPIQ Systems, Inc.	921,489	11/17/2005 – 4/15/2011	$11,370,975
Luminex Corp.	746,100	5/6/2004 – 1/18/2012	12,519,919

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.New Accounting Pronouncements.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2013 (Unaudited) (Continued)

(“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  ASU 2011-04 has been adopted by the Fund and there has been no material impact to the disclosures.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statements of Assets & Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

Management is currently evaluating the impact ASU No. 2011-11 will have on the Fund’s financial statements and disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2013 (Unaudited) (Continued)

Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended February 28, 2013, the Fund incurred $1,104,805 in advisory fees.

Effective April 1, 2012, the Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.99% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Prior to April 1, 2012, the contractually agreed limit for the Fund’s annual ratio of expenses was 1.50%.  As the Fund has been operating below its expense cap, the Adviser has not waived any fees or paid any Fund expenses for the six months ended February 28, 2013.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the fund.  Fees paid by the Fund for Administration and Chief Compliance Officer services for the period ended February 28, 2013 are disclosed in the Statement of Operations.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2013 (Unaudited) (Continued)

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended February 28, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $197,574,110 and $27,843,037, respectively.

For the six months ended February 28, 2013, there were no purchases or sales of U.S. Government obligations.

The cost basis of investments for federal income tax purposes at February 28, 2013 was as follows:

Cost of investments	$413,276,492
Gross tax unrealized appreciation	50,816,244
Gross tax unrealized depreciation	(6,124,490)
Net tax unrealized appreciation	$44,691,754

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended February 28, 2013 and year ended August 31, 2012 for the Fund were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$2,668,629	$797,786
Long-term capital gain	3,272,269	2,352,480
	$5,940,898	$3,150,266

As of August 31, 2012 the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$30,012,373
Undistributed ordinary income	1,661,322
Undistributed long-term capital gain	3,066,542
Total distributable earnings	4,727,864
Other accumulated losses	—
Total accumulated gains	$34,740,237

Villere Balanced Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Fund’s web site at www.villere.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  The Fund’s Top Ten portfolio holdings are posted on its web site at www.villere.com within ten business days after month end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution).  We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 209-1129.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.villere.com.

Villere Balanced Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President and Secretary

Date    May 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President and Secretary

Date    May 6, 2013

By (Signature and Title)      /s/Eric C. Vanandel
Eric C. Vanandel, Treasurer

Date    May 6, 2013

* Print the name and title of each signing officer under his or her signature.